UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2015
XHIBIT CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

1520 E. Pima St., Phoenix, AZ 85034
(Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2015, SkyMall, LLC ("SkyMall"), an indirect wholly-owned subsidiary of Xhibit Corp. ("Xhibit" or the "Company"), entered into an Asset Purchase Agreement dated as of that date by and between SkyMall, as seller, and SkyMall Holdings LLC, as buyer, providing for the sale of a substantial portion of SkyMall's assets, as described further in Item 2.01 below.

The information in Item 2.01 below is incorporated into this Item 1.01 by this reference.

The Asset Purchase Agreement is filed as Exhibit 99.1 to this report.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 3, SkyMall closed the sale of a substantial portion of its assets pursuant to an auction sale process previously approved by the U.S. Bankruptcy Court and pursuant to an order (the "Sale Order") of the Bankruptcy Court entered on March 27, 2015.  Since filing Chapter 11 bankruptcy petitions on January 22, 2015, SkyMall, Xhibit and Xhibit's other subsidiaries have been debtors and debtors-in-possession under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Arizona ("Bankruptcy Court"), in jointly administered Case No. 2:15-BK-00679-BKM.

The specified SkyMall assets were sold to SkyMall Holdings LLC ("Buyer"), a newly formed subsidiary of C&A Marketing, Inc., pursuant to an Asset Purchase Agreement dated as of April 3, 2015 by and between SkyMall and Buyer.  The total purchase price was $1,900,000, of which $1,000,000 was paid in cash at closing and $900,000 was paid by delivery of a two-year amortizing note issued by Buyer and C&A Marketing.  The assets sold included the SkyMall name and related trademarks and the SkyMall.com website, but did not include real property interests, cash, cash equivalents, deposits, escrow funds, various claims and other specified excluded assets.

SkyMall continues to market its real estate assets for sale.  With the exception of various transition services being provided by SkyMall to the Buyer and to Connexions Loyalty, Inc., the purchaser of SkyMall's loyalty business in September 2014, Xhibit and its subsidiaries have no remaining material ongoing business operations other than administrative activities relating to the Chapter 11 cases pending before the Bankruptcy Court.

Filed as Exhibit 99.2 to this report is the Promissory Note delivered by Buyer and C&A Marketing, Inc.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided herewith:

Exhibit Number                      Description

99.1	Asset Purchase Agreement dated as of April 3, 2015 by and between SkyMall, LLC and SkyMall Holdings LLC.
99.2	Promissory Note dated as of April 3, 2015 in the initial principal amount of $900,000 issued by SkyMall Holdings LLC and C&A Marketing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2015.

Xhibit Corp., a Nevada corporation By: /s/ Scott Wiley Scott Wiley, CFO and Acting CEO

Exhibit Index

Exhibit No.	Description
99.1	Asset Purchase Agreement dated as of April 3, 2015 by and between SkyMall, LLC and SkyMall Holdings LLC.
99.2	Promissory Note dated as of April 3, 2015 in the initial principal amount of $900,000 issued by SkyMall Holdings LLC and C&A Marketing, Inc.